Exhibit 32.2

            CERTIFICATION PURSUANT TO SECURITIES EXCHNAGE ACT OF 1934
                         RULE 13a-14(b) OR 15d-14(b) AND
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



   In connection with the quarterly report of Kolorfusion International, Inc. (the "Company") on Form 10-QSB for quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Stephen Nagel, Chief Financial Officer of the Company, certify for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

--------------------------------------------------------------------------------
      1. the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

      2. the information contained in the Quarterly Report fairly presents, in all material respect, the financial condition and results of operations of the Company.
--------------------------------------------------------------------------------


Dated: May 13, 2005                                      By: /s/ Stephen Nagel
                                                             -------------------
                                                         Stephen Nagel
                                                         Chief Financial Officer